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                                                                   Exhibit 10.8

                              [PARADOX LETTERHEAD]

To: Board of Directors of Levcor International, Inc.

Loan Payable                            $720,000
     to Robert A. Levinson

Accrued Interest                        $205,880
     through December 31, 2000

2001 Accrued Interest                   $ 43,200
                                        --------
     @ 6% of Principal                  $969,080

Repayment of these loans plus accrued interest above is extended to January 2, 2004

The information stated above is correct.

Signature: /s/ Robert A. Levinson
Title: President
Date: 2/28/02